American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Value Fund
Supplement dated February 19, 2022 ■ Summary Prospectus and Prospectus dated August 1, 2021
The following replaces the entry for Philip Sundell under Portfolio Managers in the summary prospectus and the prospectus:
Philip Sundell, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2002.
David Byrns, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2014.

The following replaces the entry for Philip Sundell under The Fund Management Team in the prospectus on page 9:
Philip Sundell
Mr. Sundell, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2002. He joined American Century Investments in 1997, became a senior analyst in 2007 and became a portfolio manager in 2017. He has a bachelor's degree from Missouri State University and an MBA from Texas Christian University. He is a CFA charterholder.
David Byrns
Mr. Byrns, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2014 as an investment analyst. He became a senior investment analyst in 2016 and a portfolio manager in 2020. He has a bachelor's degree from the University of Dayton and an MBA from the University of Wisconsin-Madison. He is a CFA charterholder.

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